UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

HUNTSMAN CORPORATION
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD

STARBOARD VALUE AND OPPORTUNITY S LLC

STARBOARD VALUE AND OPPORTUNITY C LP

STARBOARD P FUND LP

STARBOARD VALUE P GP LLC

STARBOARD VALUE R LP

STARBOARD VALUE AND OPPORTUNITY MASTER FUND L LP

STARBOARD VALUE L LP

STARBOARD VALUE R GP LLC

STARBOARD LEADERS ECHO II LLC

STARBOARD LEADERS FUND LP

STARBOARD VALUE A LP

STARBOARD VALUE A GP LLC

STARBOARD X MASTER FUND LTD

STARBOARD G FUND, L.P.

STARBOARD VALUE GP LLC

STARBOARD PRINCIPAL CO LP

STARBOARD PRINCIPAL CO GP LLC

JEFFREY C. SMITH

PETER A. FELD

JAMES L. GALLOGLY

SANDRA BEACH LIN

SUSAN C. SCHNABEL

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Starboard Value LP, together with the other participants named herein (collectively, “Starboard”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of stockholders (the “Annual Meeting”) of Huntsman Corporation, a Delaware corporation (the “Company”).

On January 20, 2022, Starboard launched a website to communicate with the Company’s stockholders regarding the Annual Meeting. The website address is: www.shareholdersforhuntsman.com. The following materials were posted by Starboard to www.shareholdersforhuntsman.com:

SHAREHOLDERS FOR HUNTSMAN
STARBOARD VALUE
Home Our Nominees Shareholder Materials Contact

Shareholder Materials

Preliminary Proxy Statement | January 20, 2022

Letter to the Chairman of the Board | January 12, 2022

Starboard Value

Gavin Molinelli
T: 212 201-4828

Patrick Sullivan
T: 212 845-7947

Okapi Partners

Bruce Goldfarb / Pat McHugh
T: 212 297-0720

SHAREHOLDERS FOR HUNTSMAN
STARBOARD VALUE

© 2022 All Rights Reserved. Starboard Value LP Disclaimer Privacy Policy

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Starboard Value LP, together with the other participants named herein (collectively, “Starboard”), has filed a preliminary proxy statement and accompanying BLUE proxy card with the Securities and Exchange Commission (“SEC”) to be used to solicit votes for the election of its slate of highly-qualified director nominees at the 2022 annual meeting of stockholders of Huntsman Corporation, a Delaware corporation (the “Company”).

STARBOARD STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR.

The participants in the proxy solicitation are anticipated to be Starboard Value and Opportunity Master Fund Ltd (“Starboard V&O Fund”), Starboard Value and Opportunity S LLC (“Starboard S LLC”), Starboard Value and Opportunity C LP (“Starboard C LP”), Starboard P Fund LP (“Starboard P LP”), Starboard Value P GP LLC (“Starboard P GP”), Starboard R Value R LP (“Starboard R LP”) , Starboard Value and Opportunity Master Fund L LP (“Starboard L Master”), Starboard Value L LP (“Starboard L GP”), Starboard Value R GP LLC (“Starboard R GP”), Starboard Leaders Echo II LLC (“Starboard Echo II LLC”), Starboard Leaders Fund LP (“Starboard Leaders Fund”), Starboard Value A LP (“Starboard A LP”), Starboard Value A GP LLC (“Starboard A GP”), Starboard X Master Fund Ltd (“Starboard X Master”), Starboard G Fund, L.P. (“Starboard G LP”), Starboard Value G GP, LLC (“Starboard G GP”), Starboard Value LP, Starboard Value GP LLC (“Starboard Value GP”), Starboard Principal Co LP (“Principal Co”), Starboard Principal Co GP LLC (“Principal GP”), Jeffrey C. Smith, Peter A. Feld, James L. Gallogly, Sandra Beach Lin and Susan C. Schnabel.

As of the date hereof, Starboard V&O Fund beneficially owns directly 8,174,516 shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”). As of the date hereof, Starboard S LLC directly owns 1,390,834 shares of Common Stock. As of the date hereof, Starboard C LP directly owns 830,599 shares of Common Stock. As of the date hereof, Starboard P LP directly owns 1,267,328 shares of Common Stock. Starboard P GP, as the general partner of Starboard P LP, may be deemed the beneficial owner of the 1,267,328 shares of Common Stock owned by Starboard P LP. Starboard R LP, as the general partner of Starboard C LP and the managing member of Starboard P GP, may be deemed the beneficial owner of an aggregate of 2,097,927 shares of Common Stock owned by Starboard C LP and Starboard P LP. As of the date hereof, Starboard L Master directly owns 581,804 shares of Common Stock. Starboard L GP, as the general partner of Starboard L Master, may be deemed the beneficial owner of the 581,804 shares of Common Stock owned by Starboard L Master. Starboard R GP, as the general partner of Starboard R LP and Starboard L GP, may be deemed the beneficial owner of an aggregate of 2,679,731 shares of Common Stock owned by Starboard C LP, Starboard P LP and Starboard L Master. As of the date hereof, Starboard Echo II LLC directly owns 190,258 shares of Common Stock. Starboard Leaders Fund, as a member of Starboard Echo II LLC, may be deemed the beneficial owner of the 190,258 shares of Common Stock owned by Starboard Echo II LLC. Starboard A LP, as the general partner of Starboard Leaders Fund and the managing member of Starboard Echo II LLC and Starboard G GP, may be deemed the beneficial owner of an aggregate of 2,917,373 shares of Common Stock owned by Starboard Echo II LLC and Starboard G GP. Starboard A GP, as the general partner of Starboard A LP, may be deemed the beneficial owner of an aggregate of 2,917,373 shares owned by Starboard Echo II LLC and Starboard G LP. As of the date hereof, Starboard X Master directly owns 1,787,656 shares of Common Stock. As of the date hereof, Starboard G LP directly owns 2,727,115 shares of Common Stock. Starboard G GP, as the general partner of Starboard G LP, may be deemed the beneficial owner of the 2,727,115 shares of Common Stock owned by Starboard G LP. As of the date hereof, 1,867,708 of Common Stock were held in an account managed by Starboard Value LP (the “Starboard Value LP Account”). Starboard Value LP, as the investment manager of each of Starboard V&O Fund, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC, Starboard X Master, Starboard G LP and the Starboard Value LP Account and the manager of Starboard S LLC, may be deemed the beneficial owner of an aggregate of 18,817,818 shares of Common Stock directly owned by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC Starboard X Master, Starboard G LP and held in the Starboard Value LP Account. Each of Starboard Value GP, as the general partner of Starboard Value LP, Principal Co, as a member of Starboard Value GP, Principal GP, as the general partner of Principal Co, and Messrs. Smith and Feld, as members of Principal GP and as members of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP, may be deemed the beneficial owner of 18,817,818 shares of Common Stock directly owned by Starboard V&O Fund, Starboard S LLC, Starboard C LP, Starboard P LP, Starboard L Master, Starboard Echo II LLC Starboard X Master, Starboard G LP and held in the Starboard Value LP Account. As of the date hereof, Mr. Gallogly directly beneficially owns 655 shares of Common Stock. As of the date hereof, Ms. Lin directly beneficially owns 1,332 shares of Common Stock held jointly with her spouse. As of the date hereof, Ms. Schnabel does not own any shares of Common Stock.